                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                          Pursuant to Section 13 or 15(d)
                                      of the Securities Exchange Act of 1934

                                         Date of Report: November 13, 2001

                                        Commission File Number 333-93239-01

                                        ENTERPRISE PRODUCTS OPERATING L.P.
                               (Exact name of registrant as specified in its charter)

                             DELAWARE                                                     76-0568220
                 (State or other jurisdiction of                                  (I.R.S. Employer Identification
                  incorporation or organization)                                            Number)

                      2727 North Loop West
                         Houston, Texas                                                    77008
                (Address of principal executive                                         (Zip Code)
                           offices)

                                                  (713) 880-6500
                               (Registrant's telephone number, including area code)

         Item 9.   Regulation FD Disclosure.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Representatives of Enterprise Products GP, LLC, the General Partner of Enterprise Products Partners L.P.
("EPD") intend to make a presentation to equity analysts and others on November 13, 2001 concerning EPD, the
Limited Partner of Enterprise Products Operating L.P. (the "Company").   The Company is 98.9899% owned by EPD.
Interested parties may view the presentation materials on EPD's website, www.epplp.com.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERPRISE PRODUCTS OPERATING L.P.

                                            By:   Enterprise Products GP, LLC, its general partner

Date:  November 13, 2001                    By:      /s/ Michael J. Knesek
                                                     ----------------------------------
                                                     Michael J. Knesek
                                                     Vice President, Controller, and
                                                     Principal Accounting Officer of
                                                     Enterprise Products GP, LLC